                                                                   EXHIBIT 10.28

                                                                 EXECUTION DRAFT

                     DISTRIBUTION & CO-MARKETING AGREEMENT
                     -------------------------------------


     THIS DISTRIBUTION & CO-MARKETING AGREEMENT (the "Agreement") is entered into as of June 3, 1999 (the "Effective Date"), between bamboo.com, Inc., a Delaware corporation with an office located at 124 University Avenue, Palo Alto, CA 94301 ("bamboo.com"), and Northside Realty, a Georgia corporation with an office located at 6065 Roswell Rd., Atlanta, GA 30328 ("Company").

Bamboo.com and Company, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, agree as follows (definitions appear in Additional Terms and Conditions):

1.  In-Office Presentation Offer.  Bamboo.com will make the following
    ----------------------------
promotional offer (the "Offer") available to Company's Sales Agents through a bamboo.com account representative during in-office presentations, and such Offer will only be available on the day of such presentations and one Offer per customer. The Offer will be available through [*]. Sales Agents must supply listings by [*]. "Basic Package" means four scenes captured at a designated property placed on http://www.northsiderealty.com.

       Buy              Price                                      Bonus
------------------------------------------------------------------------------------------------------------------------------------
3 Basic Packages        $ [*]   [*] free scenes and each tour placed on Northside Realty and Realtor.com
------------------------------------------------------------------------------------------------------------------------------------
5 Basic Packages        $ [*]   [*] free Basic Package and each tour placed on Northside Realty and Realtor.com
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10 Basic Packages       $ [*]   [*] free Basic Packages and each tour placed on Northside Realty and Realtor.com
------------------------------------------------------------------------------------------------------------------------------------
20 Basic Packages       $ [*]   [*] free Basic Packages and [*] free scenes and each tour placed on Northside Realty and Realtor.com
------------------------------------------------------------------------------------------------------------------------------------

2.   Bamboo.com Service.  Bamboo.com will be responsible for receiving orders
     ------------------
and invoicing and collecting revenues for sales of Production Services. Bamboo.com will capture images at designated sites through its Service Provider Network and process captured images to create Bamboo.com Images. Company will permit linking of the Company Site to Bamboo.com Images, and the parties will use best efforts to work together to implement this system within fourteen (14) days of the Effective Date and maintain the system throughout the Term of this Agreement. Additionally, Company will use commercially reasonable efforts to link each such Bamboo.com Image to the appropriate listings on the Company Sites by the end of the business day following the day bamboo.com makes such Bamboo.com Image available on the bamboo.com server. Bamboo.com will use commercially reasonable efforts to process and post each Bamboo.com Image within four (4) business days after capture of such image. Notwithstanding any other provisions of this Agreement, in the event that within a given city, within a given month twenty-five percent (25%) or more of the Jutvision Images are posted to the Company Sites more than five (5) business days after capture due to no fault of Company or Sales Agents, then, subject to a thirty (30) day cure period, Company may enter into an agreement with a third party for services comparable to the Production Services.

3.   Exclusivity.  Bamboo.com will be the exclusive provider of Virtual Tours
     -----------
Images for the Company Site. Company will not directly or indirectly promote itself, or act, as a provider of Virtual Tour Images, nor will it promote, display ads for or use the services of any third party acting in such capacity. In addition, Company will not permit any Virtual Tour Images of any third party to be posted to, linked to or otherwise made accessible through the Company Site.

4.   Marketing and Promotion.
     -----------------------

Bamboo.com agrees to:

 . Include Company, including use of its logo, as a partner on bamboo.com's website and in marketing material, as bamboo.com deems appropriate;

 . Participate in Company press release regarding use of bamboo.com Tours, subject to bamboo.com's approval;

 . Provide listing presentation kits, subject to Company approval, to agents purchasing virtual tours as part of the above Offer;

 . Educate each Company office on the benefits of using the Internet in real estate and methods of integrating Bamboo.com Tours into the Sales Agents' marketing strategy;

 .  Provide custom order forms for Sales Agents;

 . In the event, a hyperlink on the Bamboo.com Image, links the Northside Realty website to a webpage that has competitor information, bamboo.com agrees to discuss a remedy with Company.

 . Discuss other joint marketing opportunities, including collaboration on email and direct marketing material from time to time.

Company agrees to:
 . Hold an in-office presentation by a bamboo.com representative with each Company office within the first ninety (90) days of the Effective Date. Company will send out a communication from a Company executive, including a statement encouraging them to use bamboo.com's Production Services, to each Sales Agent within the first thirty (30) days following the Effective Date. Additionally, Company agrees to issue a press release regarding its use of the bamboo.com Tours;

 .  Include an electronic order form and a description of the bamboo.com
   Production Services on the Company Site that allows Sales Agents to submit orders to bamboo.com via the Intranet. Maintain a gallery of Bamboo.com Images on the Company Site;

 . Include description, demonstration of the bamboo.com Production Services, and marketing materials in Company sponsored training and seminars for Sales Agents;

 . When appropriate, include a Bamboo.com Mark and a brief, suitable reference to the availability of the Production Services in the Company's print advertising in magazines, flyers, newspapers and general mailings distributed to clients and potential clients.

5. Term.  This Agreement will commence on the Effective Date and continue for
   ----
twelve (12) months, and will be automatically renewed for successive twelve (12) month periods unless either party notifies the other in writing not less than ninety (90) days prior to the end of the then-current term of its intention to terminate this Agreement as of the end of such term. Upon termination or expiration, each party will cease all use of marks and other intellectual property of the other party.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMANT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF the parties hereto have executed disagreement.

BAMBOO.COM, INC.                               NORTHSIDE REALTY

By: /s/ Andy Laszlo                            By: /s/ Terry Morris
   __________________________                     _____________________________


Name/Title: Andy Laszlo                        Name/Title: Terry Morris
            Sr. V.P. Business Development                  President

--------------

                        ADDITIONAL TERMS AND CONDITIONS



1.  Definitions
    -----------

"Bamboo.com Image" means an electronic Image of a property produced by or on behalf of bamboo.com.

"Bamboo.com Technology" means all Bamboo.com Images and software and hardware, and including the Bamboo.com for Java Software, used to capture, process and view Bamboo.com Images.

"Bamboo.com Tour" means the combined Production Services supplied by bamboo.com with respect to a single Property.

"Company Sites" means the collection of HTML documents residing on servers operated by or for Company or its affiliate, including without limitation Company's intranet, extranet and public website.

"Confidential Information" means any trade secrets, confidential data or other confidential information, oral or written, relating to or used in the business of the other party (the "Disclosing Party"), that a party may obtain from the Disclosing Party during the Term (the "Confidential Information").

"Production Services" means the services provided by or on behalf of bamboo.com in producing Bamboo.com Images.

"Sales Agent" means any sales agent, sales representative or broker of the Company.

"Service Provider Network" means the network of individuals throughout the Company's territory of operation with whom bamboo.com has entered into agreements to capture images at designated sites on bamboo.com's behalf.

"Term" means the Initial Term of this Agreement and the Renewal Terms, if any, as set in forth in Section 4 on the first page of this Agreement.

"Virtual Tour Images" means 360, three-dimensional, virtual reality, virtual tour, virtual walkthrough or other similar images, or production services for such images.

2.  Confidentiality
    ---------------

Each party agrees to treat the other party's Confidential Information with the same degree of care as it maintains its own information of a similar nature. Each party will use at least the same procedures and degree of care which it uses to protect the confidentiality of its own Confidential Information of like importance, and in no event less than reasonable care. The terms of this Agreement will constitute Confidential Information, except to the extent that bamboo.com discloses such information in good faith to a legitimate potential, or actual, strategic investor, investment banker, venture capital firm or consultant, or as required by statute, regulation or other law.

3.  Bamboo.com Technology
    ---------------------
3.1 Bamboo.com Technology will remain, the exclusive property of bamboo.com, and no provision of this Agreement implies any transfer to Company of any ownership interest in any Bamboo.com Technology.

3.2 Bamboo.com hereby grants to Company a nonexclusive, worldwide, royalty-free, nontransferable license to include links to the Bamboo.com Images on the Company Sites and Hosted Sites solely for the purposes contemplated in this Agreement. Company will not distribute, modify, edit, or prepare derivative works from the Bamboo.com Images without the prior written permission of bamboo.com. The foregoing license does not include any right to grant or authorize sublicenses.

4.  Trademarks
    ----------
4.1 Bamboo.com owns and at all times will continue to own the trademarks, service marks and/or trade names BAMBOO.COM and the bamboo.com logo, as well as any name or mark bamboo.com may subsequently adopt as a trade name or to designate the Production Services (collectively, the "Bamboo.com Marks"), and Company will not take any actions inconsistent with bamboo.com's ownership rights. Company owns and at all times will continue to own the trademarks, service marks and/or trade names customarily used by Company during the Term (the "Company Marks"), and bamboo.com will not take any actions inconsistent with Company' ownership rights. Each party's use of the other party's marks will not create in the using party any right, title or interest therein or thereto, and all such use will inure to the exclusive benefit of other party.

4.2 Subject to the restrictions set forth herein, bamboo.com hereby grants Company a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the Bamboo.com Marks, during the Term, with bamboo.com's prior written approval, which bamboo.com will not unreasonably withhold or delay, solely in connection with promotion and marketing of the Production Services and/or Company financing. Subject to the restrictions set forth herein, Company hereby grants financing. Subject to the restrictions set forth herein, bamboo.com a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the Company Marks, during the Term, solely in connection with promotion and marketing of the Production Services and/or bamboo.com financing. At the reasonable request of either party, the other party will provide assistance with the protection and maintenance of the marks of the requesting party. Each party may only use the marks of the other party as expressly permitted herein and agrees to use the marks of the other party in a manner commensurate with the style, appearance and quality of the other party's services and/or products bearing such marks.

5.   Limitation on Grant of Rights
     -----------------------------
Except as expressly provided herein, neither party receives any other right or license to the technology or intellectual property of the other party.

6.  Termination
    -----------
6.1 Upon termination or expiration, (i) Company and bamboo.com will cease all use of marks of the other party and (ii) Company will cease all use of the Bamboo.com Images and Bamboo.com for Java Software and will purge all Bamboo.com for Java Software and Bamboo.com Images from its servers.

6.2 This Agreement will terminate in the event a party breaches any material term, condition or representation of this Agreement or materially fails to perform any of its material obligations or undertakings hereunder, and fails to remedy such default within sixty (60) days after being notified by the non-breaching party of such breach or failure; provided, however, that the non-breaching party will not unreasonably withhold or delay its consent to extend the cure period if the breaching party has commenced cure during the sixty-day notice period and pursues cure of the breach in good faith.

6.3 The provisions of Sections 2, 3.1, 4.1, 5, 6.1, 6.3, 7 and 8 of these Additional Terms and Conditions will survive the expiration or termination of this Agreement for any reason. All other rights and obligations of the parties will cease upon expiration or termination of this Agreement.

7.  No Warranties; Limitation of Liability
    --------------------------------------
BAMBOO.COM MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE ANY GOODS OR SERVICES PROVIDED BY THIS AGREEMENT. EXCEPT WITH RESPECT TO A BREACH BY EITHER PARTY OF ITS OBLIGATIONS DESCRIBED IN SECTION 3 ON THE FIRST PAGE OF THIS AGREEMENT OR SECTION 2 OF THESE ADDITIONAL TERMS AND CONDITIONS, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR LOST PROFITS OR ANY FORM OF INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER FROM ANY CAUSES OF ACTION OF ANY KIND WITH RESPECT TO THIS AGREEMENT WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, AND WHETHER OR NOT THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

8.  Miscellaneous
    -------------

Any notice required or permitted by this Agreement will be deemed given if sent by registered mail, postage prepaid, addressed to the other party at the address set forth within this Agreement. Delivery will be deemed effective three (3) days after deposit with postal authorities. Nonperformance of either party will be excused to the extent that performance is rendered impossible by storm, lockout or other labor trouble, riot, war, rebellion, strike, fire, flood, accident or other act of God, governmental acts, orders or restrictions, or any other reason where failure to perform is beyond the control and not caused by the gross negligence or willful misconduct of the non-performing party. The relationship of bamboo.com and Company established by this Agreement is that of independent contractors. This Agreement will be governed by and construed under the laws of the State of California without reference to conflict of laws principles. This Agreement, together with all exhibit and attachments hereto, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default. Neither party may assign this Agreement, or assign or delegate any right or obligation hereunder, without the prior written consent of the other party; provided, however, that either party may assign this Agreement or assign or delegate its rights and obligations under this Agreement to a successor to all or substantially all of its business or assets relating to this Agreement whether by sale, merger, operation of law or otherwise. Company will not issue any press release regarding the subject matter of this Agreement without the prior written approval of bamboo.com. This Agreement may be executed by exchange of signature pages by facsimile and/or in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument.

                                      -3-